UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C — INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
INTERCHANGE MEDICAL, INC.

(Name of Registrant As Specified in Charter)
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INTERCHANGE MEDICAL, INC.
2821 E. Commercial Boulevard, Suite 201
Fort Lauderdale, FL 33308
NOTICE OF ACTION BY WRITTEN CONSENT
OF A MAJORITY OF THE SHAREHOLDERS
To the Shareholders of Interchange Medical, Inc.:
This Information Statement (the “Information Statement”) is furnished by the Board of Directors of INTERCHANGE MEDICAL, INC., a Florida corporation (the “Company”), to the shareholders of record of the Company at the close of business on August 31, 2006 (the “Record Date”) to provide notice that holders of a majority of the issued and outstanding voting stock of the Company (the “Majority Shareholders”) have consented to taking corporate actions by consent in lieu of a meeting of shareholders.
The written consent, executed by the Majority Shareholders, approved an amendment to our Articles of Incorporation to implement a 100-for-1 reverse split of our issued and outstanding common stock (the “Reverse Stock Split”). All required corporate approvals for this action have been obtained. The corporate actions will be effective 20 days after the initial mailing of this Information Statement. At that time, we will file an Amendment to our Articles of Incorporation, in the form attached as Exhibit A.
This Information Statement is furnished solely for the purpose of informing shareholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS INTERCHANGE MEDICAL, INC.
/s/ Ahmad Moradi, Ph.D.
Ahmad Moradi, Ph.D.
President and Chief Executive Officer

INTERCHANGE MEDICAL, INC.
2821 E. Commercial Boulevard, Suite 201
Fort Lauderdale, FL 33308
September 14, 2006
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
PURPOSE OF INFORMATION STATEMENT
This Information Statement (the “Information Statement”) is being mailed on or about, September 19, 2006 to the shareholders of record of INTERCHANGE MEDICAL, INC., a Florida corporation (the “Company”) at the close of business on August 31, 2006 (the “Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested on your part. This Information Statement is being furnished by our Board of Directors to provide shareholders with information concerning an amendment to our Articles of Incorporation to effect a 100-for-1 reverse split of the Company’s common stock as approved by holders of a majority of our voting stock (the “Majority Shareholders”) on the Record Date.
RECORD DATE AND VOTING SECURITIES
Only shareholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, 10,136,300 validly issued shares of our common stock were issued and outstanding and held of record by approximately 37 registered shareholders.
SHAREHOLDERS’ RIGHTS
The elimination of the need for a special meeting of the shareholders to approve the actions described in this Information Statement is authorized by Section 607.0704(1) of the Florida Business Corporation Act (the “FBCA”). Section 607.0704(1) provides that any action required or permitted to be taken at a meeting of shareholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the shareholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible so as to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement. The actions described in this Information Statement cannot be taken until at least 20 days after this Information Statement has first been sent or given to the Company’s shareholders.
DISSENTERS’ RIGHT
The FBCA does not provide for dissenters’ rights in connection with any of the actions described in this Information Statement.
EXPENSES
The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF 100-FOR-1
Our Board of Directors believes that by reducing the number of issued and outstanding shares of our common stock from 10,136,300 to approximately 101,136 shares (the “Reverse Stock Split”), the Company will be better positioned to obtain capital that will provide a greater opportunity for potential growth. On August 30, 2006, the Board of Directors unanimously adopted resolutions declaring the advisability of, and recommended that shareholders approve an amendment to the Company’s Articles of Incorporation to authorize the Reverse Stock Split (the Amendment”). Approximately 20 days after this Information Statement has first been sent or given to shareholders, our Articles of Incorporation will be amended to affect a 100-for-1 Reverse Stock Split.
CONSENT REQUIRED
For the approval of the Reverse Stock Split, the affirmative vote of a majority of the holders of the shares of common stock outstanding and entitled to vote at the Record Date was required for approval. On September 13, 2006, the requisite shareholder approval for this action was obtained by the execution of the Majority Shareholders’ written consent in favor of the action. We do not intend to seek additional shareholder approval prior to the effectiveness of this action. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT
No Change to Authorized Shares
As of the Record Date, we had 100,000,000 shares of common stock authorized of which 10,136,300 shares were issued and outstanding. Although the number of shares of common stock we are authorized to issue will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of common stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split divided by 100. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of common stock may also be diluted.
The Reverse Stock Split will be affected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The Reverse Stock Split will affect all of our common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any shareholders owning a fractional share. See “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.
Preferred Stock
We are authorized to issue 50,000,000 shares of preferred stock, $.0001 par value, of which we have designated 5,000,000 shares as Series A 8% Preferred Stock (the “Series A Preferred Stock”). As of the Record Date, we had 835,414 shares of Series A Preferred Stock issued and outstanding. Holders of the Series A Preferred Stock have anti-dilution rights such that the Conversion Value of the Series A Preferred Stock shall not be proportionately decreased as a result of the Reverse Stock Split.
Fractional Shares
No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Instead, any fractional share that results from the Reverse Stock Split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the Reverse Stock Split.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another corporation), the Reverse Stock Split is not a response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it part of a plan by our management to recommend a series of similar amendments to our Board of Directors and shareholders.
CUSIP Number
We will obtain a new CUSIP number for the New Common Stock on or prior to the Effective Date of the Reverse Stock Split.
TRADING SYMBOL
Our common stock is currently quoted on the Pink Sheets under the symbol “ICMI. In compliance with SEC Rule 10b-17, we will notify the NASD at least 10 calendar days prior to the Effective Date of the Reverse Split at which time, our symbol may change as a result of the Reverse Stock Split.
PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES
Approximately 20 days after this Information Statement has been sent or given to shareholders, we will file an Amendment to our Articles of Incorporation in the form approved by our Majority Shareholders. The Reverse Stock Split will become effective upon the filing of the Amendment to the Articles of Incorporation with the State of Florida, (the “Effective Date”).
On the Effective Date, each 100 shares of the pre-split Common Stock (the “Old Common Stock”) will automatically be combined and changed into one share of post-split Common Stock (the “New Common Stock”). Although each certificate representing Old Common Stock will be deemed for all corporate purposes to evidence ownership of New Common Stock, shareholders are asked to exchange their certificates representing shares of Old Common Stock held prior to the Reverse Stock Split for new certificates representing shares of New Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY OLD STOCK CERTIFICATE(S).
Our transfer agent, Manhattan Transfer Register Company, 57 Eastwood Road, Miller Place, NY 11764, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Common Stock must surrender certificates representing Old Common Stock for certificates representing New Common Stock in accordance with the procedures set forth in the letter of transmittal attached as Exhibit B to this Information Statement. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. The Company will pay all fees, including the transfer agent’s fee, associated with certificate exchange and delivery.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT
There is no assurance that once the Reverse Stock Split is affected we will be able to obtain capital or financing sufficient to grow the business. The market price per new share of our common stock after the Reverse Stock Split may not rise or remain constant in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of our common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split. In many cases, the total market capitalization of a corporation following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
The conversion of 100 shares of the Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor. This discussion does not address the federal income tax consequences to taxpayers with special tax status. This summary does not discuss the provisions of income tax laws of any municipality, state or foreign country in which you may reside, and does not discuss estate, gift or other tax consequences. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all shareholders. You are advised to consult your own tax advisor regarding the tax consequences of the Reverse Stock Split and for reference to applicable provisions of the Internal Revenue Code.
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT/
FAILURE TO FILE ANNUAL AND QUARTERLY REPORTS WITH THE SEC
Our company’s officers and directors are delinquent in filing reports on Forms 3, 4 and 5. In addition, the Company is delinquent in its filings with the SEC. We have not filed Annual Reports on Form 10-KSB for the years ended December 31, 2002 through 2005 primarily because we have lacked the financial resources to engage an independent registered public accounting firm to conduct an audit of the related financial statements. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB from 2003 through June 2006.
We are not required to register securities with the Securities and Exchange Commission (SEC), or be current in our reporting requirements to be quoted on the Pink Sheets.

Nor are we required to file financial or other company information with the Pink Sheets. However, we plan to engage an independent auditor to prepare audited financials for the delinquent periods and expect to be current in our filings by the end of the first calendar quarter of 2007. We are unable to predict when we will be able to make these filings and there can be no assurance that the filings will be made at all.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock by (i) each person who is known to us to own beneficially more than 5% of the issued and outstanding common stock; (ii) each director and executive officer; and (iii) all directors and executive officers as a group. Except as indicated, each shareholder named has sole voting and investment power for his, her or its shares.

	Shares Beneficially Owned		Shares Beneficially Owned
	Prior to Reverse Split(1)		After Reverse Split
Name and Address		%		%
Ahmad Moradi, PhD 2821 E. Commercial Blvd #201 Fort Lauderdale, FL 33414	4,525,000	44.64%	45,250	44.64%
g4, Inc.(2) 2821 E. Commercial Blvd #201 Fort Lauderdale, FL 33414	1,000,500	9.87%	10,005	9.87%
Lourdes Moradi(3) 2821 E. Commercial Blvd #201 Fort Lauderdale, FL 33414	525,000	5.18%	5,250	5.18%
Donald Smith 26 Technology Drive Irvine, CA 92618	460,000	4.54%	4,600	4.54%
Richard Paull 13712 Lavender Street Wellington, FL 33414	236,000	2.33%	2,360	2.33%
Officers and directors as a group (3 persons)	6,746,500	66.56%	67,465	66.56%

(1)	Except as otherwise indicated, includes total number of shares issued and outstanding and the number of shares which each person has the right to acquire within 60 days through the exercise of any warrants and/or options.

(2)	Ahmad Moradi is the sole stockholder and controlling officer of g4, Inc.

(3)	Lourdes Moradi is the spouse of Ahmad Moradi.

*	represents less than 1%

FORWARD LOOKING STATEMENTS
This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.
PROPOSALS BY SECURITY HOLDERS
As of the date of this Information Statement, no proposals have been received by the Company.
ADDITIONAL INFORMATION
This Information Statement should be read in conjunction with reports that we have previously filed with the SEC. Copies of these reports are not included in this Information Statement but may be obtained from the SEC’s web site at “www.sec.gov.” We will also mail copies of our prior SEC reports to any shareholder upon written request.

BY ORDER OF THE BOARD OF DIRECTORS INTERCHANGE MEDICAL, INC.
/s/ Ahmad Moradi, Ph.D.
Ahmad Moradi, Ph.D.
President and Chief Executive Officer

Fort Lauderdale, Florida
September 19, 2006

EXHIBIT A
ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
INTERCHANGE MEDICAL, INC.
In accordance with Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, the undersigned, Chief Executive Officer of Interchange Medical, Inc. (the “Corporation”) hereby certifies:
FIRST: That Article IV of the Corporation’s Articles of Incorporation, is hereby deleted in its entirety and amended as follows:
     “The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of common stock having a par value of $.0001 per share and 50,000,000 shares of preferred stock having a par value of $.0001 per share, of which 5,000,000 shares have been designated Series A 8% Preferred Stock. The Certificate of Designations, Preferences, Rights and Other Rights of Series A 8% Preferred Stock, as amended, shall remain in full force and effect. Additional series of the preferred stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitation or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.
     Effective as of the date of filing of these Articles of Amendment, each 100 shares of common stock, $.0001 par value per share, issued and outstanding as of [DAY BEFORE DATE OF FILING], 2006 (the “Old Common Stock”), will be changed into one fully paid and nonassessable share of common stock, $.0001 par value per share (the “New Common Stock”). Each certificate that represented shares of Old Common Stock shall, after the date of filing of these Articles of Amendment (the “Effective Date”), represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted into hereby; provided, however, that each person holding of record a certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of said certificate or certificates, a new certificate or certificates, as the case may be, evidencing and representing the number of shares of New Common Stock to which such person is entitled pursuant to this Amendment.
     No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s Common Stock, and no fractional shares of New Common Stock will be issued. All fractional shares, which would otherwise be required to be issued as a result of the stock split, will be rounded up to the nearest whole share.
SECOND: The foregoing Articles of Amendment to the Articles of Incorporation were adopted pursuant to Section 607.0821 by the Board of Directors of the Corporation by written consent dated August 30, 2006.
THIRD: That in lieu of a meeting, holders of shares of stock representing a majority of the issued and outstanding shares of the Common Stock of the Corporation have given written consent to such amendment in accordance with the provisions of Section 607.0704. Therefore, the number of votes cast was sufficient for approval.
FOURTH: These Articles of Amendment to the Articles of Incorporation shall be effective upon filing with the Florida Secretary of State.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation to be executed by its duly authorized officer.

INTERCHANGE MEDICAL, INC.
Dated: ___________________, 2006.	/s/
Ahmad Moradi, Ph.D.
Chief Executive Officer

EXHIBIT B
Letter of Transmittal

To:	Manhattan Transfer Registrar Company 57 Eastwood Road Miller Place, NY 11764
The Board of Directors and holders of a majority of the common stock of INTERCHANGE MEDICAL, INC. (the “Corporation”) approved a Reverse Stock Split on a 100 to 1 basis. The Corporation is now effecting the Reverse Stock Split. Pursuant to action of the Board of Directors of the Corporation, the Corporation has obtained a new CUSIP number for its common stock. The undersigned herewith attaches to this Letter of Transmittal and surrenders the below described common stock certificate(s) (“Old Common”) of the Corporation or (“Old Common”) for new certificate(s) (“New Common”) which New Common reflects a 100 for 1 exchange of shares of Old Common for each New Common.

Certificate No. (Attach separate schedule if necessary)	No. of Shares

Total Number of Shares Surrendered

The undersigned acknowledges that the shares of New Common are being received in complete satisfaction of all rights arising from ownership of the shares represented by the certificate(s) enclosed herewith in exchange for the undersigned’s Old Common.

Special Instructions for Issuance of Stock	Special Instructions for Delivery of Stock
(fill in only if stock is to be ISSUED in a name	(fill in only if stock is to be MAILED to a name
other than that of the registered owner)	other than that of the registered owner)
SSN or Tax ID Number:
Name	Name
Address	Address
City/State/Zip	City/State/Zip

Date:_________________________	/s/
[Signature of Owner or Authorized Agent]

[Print name of Owner]

IMPORTANT: Please sign your name exactly as it appears on your certificate. Each joint tenant should sign. When signing as attorney, administrator, executor, guardian or trustee, please give full title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, signature of the authorized person.

INSTRUCTIONS FOR SURRENDERING CERTIFICATES
1. This Letter of Transmittal must be completed, dated, properly signed and delivered to Manhattan Transfer Registrar Company, PO Box 765, Miller Place, NY 11764, and accompanied by the certificate(s) in order for the shares to be surrendered for exchange. The signatures on the Letter of Transmittal do not need to be guaranteed except as provided in paragraph 3.
2. If the new certificate(s) are to be issued in the same name as the current registered holder(s), the surrendered certificate(s) need not be endorsed.
3. If the new certificate(s) are to be issued in a DIFFERENT NAME from that in which the surrendered certificate(s) are registered, the surrendered certificate(s) must be endorsed or accompanied by appropriate instruments of transfer executed, in either case with the signature(s) Medallion guaranteed by a commercial bank or trust corporation in the United States, a member of a registered securities exchange or a member of the National Association of Securities Dealers, Inc. If the surrendered certificate(s) are held in JOINT NAMES, it must be endorsed by all CO-owners. Endorsement by trustees, executors, administrators, guardians, officers of corporation, attorneys-in-fact, or acting in a fiduciary capacity must be accompanied by proper evidence of the signer’s authority to act.
4. A single common stock certificate will be issued unless specifically requested by the Shareholder. If the Shareholder requires more than one certificate for his, her or its shares, there will be a charge of $20.00 per additional certificate payable by the Shareholder and specific instructions as to denominations are given with this Letter of Transmittal.
5. All inquiries with respect to the surrender of certificate(s) or of missing certificate(s) should be made directly to Manhattan Transfer Registrar Company at the address shown above or by calling (631)-928-7655.
The method of forwarding the certificates to Manhattan Transfer Registrar Company as Exchange Agent is at the option and risk of the owner(s) thereof. Certified or receipted overnight mail is recommended.